INFORMATION TECHNOLOGY INC.
                            EQUIPMENT SALE AGREEMENT

Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.


I. PURCHASE

         1.1 Customer hereby purchases from Vendor and Vendor hereby sells to Customer the equipment identified in Appendix A (the "Equipment"), upon the terms set forth in this agreement.

II. DELIVERY

         2.1 Delivery and installation of the Equipment will be made by the manufacturer of the Equipment identified in Appendix A (the "Manufacturer"), at Customer's address set forth below. Customer agrees to have a site adequately and properly prepared, in accordance with Manufacturer's instructions, to receive and accept delivery of the Equipment. In no event shall Vendor be responsible to Customer for any delays in delivery or installation or any damages to Customer resulting from such delays.

III. CONSIDERATION

         3.1 PURCHASE PRICE. As and for the purchase price for the Equipment, Customer agrees to pay Vendor and Vendor agrees to accept from Customer, the purchase price specified in Appendix A.

         3.2 TAXES AND OTHER CHARGES. In addition to the purchase price, Customer shall pay all transportation charges and all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or payable by Vendor, however designated, levied or based on amounts payable to Vendor under this agreement, but exclusive of federal, state and local taxes based on Vendor's net income. If additional labor and rigging are required for installation due to Customer's special site requirements, Customer will pay those costs, including costs to meet union or local law requirements. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for transportation charges, customs duties or taxes, however designated.

         3.3 MANNER OF PAYMENTS. The purchase price and other charges arising under this agreement shall be payable by Customer to Vendor in the following manner

            (A) A percentage of the purchase price, as specified in Appendix A, shall be payable upon execution of this agreement by Customer; the receipt or deposit of such payment, however, shall not constitute Vendor's acceptance of this agreement.

            (B) The balance of the purchase price, together with any transportation charges and any taxes and duties theretofore incurred by Vendor, shall be payable upon delivery of the Equipment to Customer.

            (C) Any taxes, duties, or other charges incurred by Vendor following delivery of the Equipment shall be payable within ten (10) days of receipt by Customer of Vendor's invoice therefor.

         3.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.

         3.5 LATE PAYMENT. Customer shall pay a late payment charge of one and one-half percent (1-1/2%) per month, or the maximum late payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due. Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.

IV. TITLE

         4.1 Until such time as the purchase price and any other charges payable to Vendor as of the date of delivery have been paid in full, the Equipment and all instruction manuals therefor shall remain the property of Vendor and, at the option of Vendor, shall be returned to Vendor at Customer's expense in the event the purchase price is not paid as hereinabove provided.

V. SECURITY

         5.1 Vendor reserves and Customer grants to Vendor a security interest in the Equipment as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the purchase price and other charges as specified in Section III above. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

VI. CUSTOMER OBLIGATIONS

         6.1 RISK OF LOSS. From and after the date of delivery, the risk of loss or damage to the Equipment shall be on the Customer.

         6.2 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Equipment, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Equipment or any associated equipment.

VII. WARRANTIES

         7.1 WARRANTY. Vendor warrants to Customer that it has the right to transfer title of the Equipment to Customer. Vendor's sole liability under this warranty shall be to obtain any title or authorization necessary to transfer such title to Customer.

         7.2 DISCLAIMER. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         7.3 MANUFACTURER'S WARRANTY. Customer expressly understands and agrees that warranties regarding patents, materials, workmanship or use of the Equipment (the "Manufacturer's Warranty"), if any, are made exclusively by the Manufacturer and not by Vendor, and if made, shall be encompassed within a separate agreement. Customer's exclusive remedy under Manufacturer's Warranty shall be as provided therein and shall lie exclusively against and be obtainable only from the Manufacturer, and Customer expressly agrees that it shall have no claim or cause of action against Vendor in the event the Manufacturer is for any reason unwilling or unable to perform under the terms of Manufacturer's Warranty.

         7.4 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraph 7.1 of this agreement are as set forth in said paragraph. Vendor's liability for damages, regardless of the form of action shall not exceed the purchase price set forth in Appendix A to this agreement and shall arise only if the remedies set forth in paragraph 7.1 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of the transactions under this agreement, may be brought by either party more than one
(1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of the last payment.

THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VIII. DEFAULT

         8.1 REMEDY. Upon the occurrence of an event of default, as hereinafter defined, by Customer, if the Equipment has theretofore been delivered, Vendor may recover, together with any incidental damages, any unpaid portion of the purchase price of the Equipment as specified in Appendix A hereto. If the Equipment has not been delivered, in which event Vendor may withhold delivery of such Equipment, or if the Equipment is returned to Vendor upon Vendor's election pursuant to Section IV, Vendor shall resell the Equipment. Upon such resale, Vendor shall recover from Customer the difference between the unpaid portion of the purchase price, as specified in Appendix A, and the resale price, together with any incidental damages, including expenses of resale, sustained by Vendor by reason of Customer's breach. If the resale price exceeds the unpaid portion of the purchase price and Vendor's incidental damages, Vendor shall remit the excess to Customer.

         8.2 EVENTS OF DEFAULT. As utilized in this agreement, an event of default is defined as any of the following:

            (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;

            (B) Until the purchase price has been paid in full, any attempt by Customer to assign, sell, mortgage, or otherwise convey the Equipment;

            (C) Prior to the payment in full of the purchase price, Customer causing or permitting any encumbrance, of any nature whatsoever, to attach to Customer's interest in the Equipment in favor of any person or entity other than Vendor;

            (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or

            (E) Customer's breach of any of the terms of conditions of the agreement.

IX. GENERAL

         9.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.

         9.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, intervention of any governmental authority or acts of war, and each party shall take steps to minimize any such delay.

         9.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.


         9.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.

         9.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.

         9.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE EQUIPMENT HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

         9.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.

         9.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.

         9.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.

         9.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

CUSTOMER:                                   VENDOR:

FIRST NATIONAL BANK OF CENTRAL CALIFORNIA
------------------------------------------  INFORMATION TECHNOLOGY, INC.

Signature: /s/ Dennis A. DeCius             Signature:
           -------------------------------             -------------------------

Name:      Dennis A. DeCius                 Name:
      ------------------------------------        ------------------------------

Title:     Chief Financial Officer          Title:
       -----------------------------------           ---------------------------


Address:   307 MAIN STREET                    Address:   1345 Old Cheney Road
         ---------------------------------
           SALINAS, CA 93901                             Lincoln, NE 68512
         ---------------------------------

Date:      February 2, 1996                    Date Accepted:
         ---------------------------------                   -------------------

                                   APPENDIX A

                               EQUIPMENT AND TERMS


1. MANUFACTURER. The Manufacturer of the Equipment subject to this agreement is:


2. PURCHASE PRICE: The purchase price for the Equipment is $304,623. 100% thereof shall be payable upon execution of this agreement, the balance upon delivery of the Equipment.

3. EQUIPMENT. The Equipment subject to this agreement consists of the following:



HARDWARE:
                                                                    LIST     EXTENDED
    STYLE               DESCRIPTION                          QTY    PRICE    PRICE
    -----               -----------                          ---    -----    -----

 I   A 1401-CIl          SYS:A 14 Model 111C                 1      71,000   71,000
      A 1401-SY3          PROC: A 14 Sys 1 Single            1
      A 1401-MOD          INSTL: Basic Sys Mod 1X            1
      A 1401OP3           FUNCT'L S/W: A 1401-C11 1          1
      A 1401-MBD          MEM: Board (4MBIT)                 1
      A 14-96M            MEM: 96MB Increment                1
 2   A 14-CP2           INSTL: Component Pkg 2               1      24,000   24,000
      RM 36-0             CABINET: 36U Open Front            1
      RM 1936-FOT         INSTL: Stabilizer Foot             1
      EVO 400-COL         DISPLAY: 15 Color Monitor          1
      SVG 100-EXT         CABLE: SVGA Extension              I
      C 3381-EXT          PWR CORD: Extension                1
      PCK 101-KBD         KEYBD: PC 101                      1
      PCK 1-EXT           CABLE: PS2 Kyb Extension           1
      PWM 1-SER           MOUSE: 2 Button Mouse/AT           1
      UN 6100-MEX         CABLE: Mouse Extension             1
      PM 5-CA4            INSTL: Channel Adptr Mod           1
      CA301-FT            ADPTR: CA Rack Fee Thru            1
      CBL 10-CS           CABLE: 10 ft CSBUS                 1
  3   A 1003-MOD        COM HW: Remote Sprt Modem            1      Incl     Incl
  4   ASP 805-2M        DISK: Initial Order 2X805            1     1,500    1,500
      ASD 803-SEA         DISK: 805MB DR (SE HH*12.5"        2
      A 8l00-SL1          DRIVERE: SCSI Disk (2 keys)        1
  5   OP 378-33         ADPTR: Data Comm Host 4              1     4,000    4,000
  6   CA 312-SCI        ADPTR: Differential SCS12            1     7,500    7,500
  7   CA 622-ETH        CTRL: Enry 802.3 C/A                 1     6,000    6,000
      CA 622-BAS          CTRL: Entry 802.3 Base             1
      CP 2013-5           l/F: 802.3 LAN Transc Ver          1
      CA 6OO-OMC          ADPTR: ETh Adapter                 1
  8   CHN 36-CNV        UPGRD: 3U-6U CA Rack Upgr            1       850      850
  9   USR 4262-D22      DISK: Pkg DP 2X1545-16MB             1    27,726   27,726
      USR 4000-SM2        DISK: SDM2 with AC/Air Mod         1
      SDM 1000-F50        UPGRD: SDM 50P Feed Thru           4
      SDM 1000-T50        UPGRD: SDM 50P Terminator          2
      SDM 1000-RPC        UPGRD: SDM 2nd AC/Air Mod          1
      SDM 1000-SBS        UPGRD: SDM Status Bus SLV          1
      USD 2000-C23        DISK: Dev Cage 1.5GBX16MB          2
 10   USR 31110-PDU     POWER: Pkg 3U PDU IHUB 1             1     9,800    9,800
      USR 3000-PDU        PWR: 3U Rack Mount PDU             1
      PDU 1000-SBM        UPGRD: PDU Status Bus Mas          1
      PDU 1000-PNL        UPGRD: PDU Operator Panel          1
 11   RM 3-APC          POWER: Automatic Control             1     6,000    6,000
 12   CBL 15-MLI        CABLE: 15 ft MLI                     1       350      350



                             APPENDIX A (continued)

                                                                   LIST         EXTENDED
     STYLE           DESCRIPTION                            QTY    PRICE        PRICE
     -----           -----------                            ---    -----        -----

 13  CBL8-8          CABLE: 8 ft SCSI Woven                 2         100           200
 14  RM 9700-LC      PWR CORD: Domestic                     1
 15  CBL l31-10A     CABLE: 10 SCSI I/O                     1         100           100
 16  RM 9-103        INST: MLI I/O Base                     1      12,500        12,500
 17  CA 301-MLI      ADPTR: MLI Channel                     1      10,000        10,000
 18  CBL 3-8         CABLE: 8 ft Dual Woven                 1         200           200
 19  CBL 1-8         CABLE: 8 ft Single Ribbon              1         100           100
 20  CBL 5-8         CABLE: 8 ft Printer/Tape               1         100           100
 21  CBL 378-8       CABLE: CONN Box - 8 ft                 1         150           150
 22  CBL 131-10A     CABLE: 10, SCSI I/O                    1         100           100
 23  cbl 7-8         cable: 8 FT icd                        1         100           100
 24  UMS 4640        40 PPM Laser Printer                   2      30,995        61,990
 25  DU 4025         PRT AC:                                2       1,965         3,930
 26  DU 4005         Output Tray Stacker                    2       1,625         3,250
 27  DU4000          Printer Stand                          2         550         1,100
 28  904008000       Laser Printer Inst & Setup             1         750           750
 29  816116883       Start Up Kit-Supplies                  1       2,600         2,600
 30  1528XXXXX       30' Serial Cable                       2         100           200
 31  1528XXXXX       30' Parallel Cable                     2         100           200

                                                                                -------
                     TOTAL HARDWARE:                                            $256,296
                     LESS: Discount:                                             (15,378)
                     TOTAL HARDWARE:                                            $240,918

SOFTWARE:
                                                                   FIVE YEAR
                                                                   LICENSE      EXTENDED
 STYLE               DESCRIPTION                             QTY   CHARGE       PRICE
 -----               -----------                             ---   ------       -----

 1   A1401-SF1       0/S: SSFForModel 111                    1     48,500       48,500
       A 99-CPS        0/S: Common Platform SW               1
       A 14-MCM        0/S: A 14 Sys S/W Core Med            1
       A 99-TAS        COM 5W: TCP/IP Applicaton             1
       A 14-PSS        0/S: Platform Specific SW             1
       APL 99-TIC      COM SW: TCPIP Unrestricted            1
       A 99-TSA        COM SW: SNMP Agent                    1
 2   A 4400-SL2      DRIVER: 4MM Tape                        2        295          590
 3   A 5l00-SL2      DRIVER: O-R Tape                        1      1,030        1,030
 4   A 9100-SL2      DRIVER: SCSI-2 Disk                     2        585        1,170
 5   APL 30-DCS      COM SW: Data Communication              1      7,000        7,000
       A 99-DCS        COM SW: Data Communication            1
 6   APL 30-BYC      COM SW: Bisync Protocol                 1      2,430        2,430
       A 99-BYC        COM SW: Bisync Protocol               1
 7   A 9100-SLI      DRIVER: SC5I-1 Disk                     7        400        2,800
 8   APL 30-CSS      COM SW: A Series SNAV2                  1      * 185        * 185
       A 99-NSS        COM SW: Network Srvc II               1
       A 99-NAU        COM SW: Network Admin                 1
       A 99-CPC        COM SW: CP 2000 Configrtr             1
       A 99-CPD        0/S: CPDLP Oper Sys                   1
                                                                              --------
                     TOTAL SOFTWARE:                                           $63,703
                     GRAND TOTAL:                                             $304,623

*  Monthly License Charge